UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	February 20, 2009

SCM Microsystems, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	000-29440	77-0444317
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

Oskar-Messter-Str. 13, Ismaning, Germany,		85737
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	+49 89 95 95 5000

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[x]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01 Other Events.

On February 20, 2009, SCM Microsystems, Inc. ("SCM") issued a communication to SCM stockholders in Germany that discussed, among other items, the proposed merger with Hirsch Electronics Corporation, a California corporation ("Hirsch"), and the special meeting of SCM stockholders, scheduled for Monday, March 23, 2009, to consider a proposal to approve the issuance of shares of SCM common stock and warrants to purchase shares of SCM common stock in connection with the proposed merger. The communication was issued in German.

An English translation of the communication issued by SCM is attached to this report as Exhibit 99.1 and is incorporated by reference herein.

Forward-Looking Statements

The communication contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These include, without limitation, SCM statements regarding the merger agreement, potential benefits and synergies of the merger for both SCM and Hirsch, diversification and growth of customer base, the successful development and introduction of new and converged products, the closing date of the proposed merger, statements about the benefits of the business combination transaction, objectives, expectations and intentions and other statements that are not historical facts. These statements involve risks and uncertainties that could cause actual results and events to differ materially, including the future business and financial performance of SCM and Hirsch; the failure of stockholders to approve the transaction; the risk that the businesses will not be integrated successfully; the risk that any other synergies from the transaction may not be fully realized or may take longer to realize than expected; and the possibility that the closing of the merger may be delayed, or that the merger may not close. For a discussion of further risks and uncertainties related to SCM’s business, please refer to SCM’s public company reports and the Risk Factors enumerated therein, including our Annual Report on Form 10-K for the year ended December 31, 2007 and subsequent reports, including our Quarterly Report on Form 10-Q for the year ended September 30, 2008, filed with the SEC. Inclusion of such forward-looking statements herein should not be regarded as a representation by SCM that the statements will prove to be correct. SCM undertakes no duty to update any forward-looking statement to reflect any change in SCM’s expectations or any change in events, conditions or circumstances on which any such statements are based.

Important Additional Information Filed with the SEC

In connection with the proposed merger involving SCM and Hirsch, SCM has filed with the United States Securities and Exchange Commission a registration statement on Form S-4 (File No. 333-157067), which was declared effective on February 13, 2009, containing a definitive joint proxy statement/information statement and prospectus. The definitive joint proxy statement/information statement and prospectus was first mailed to stockholders of SCM and shareholders of Hirsch on February 18, 2009. SCM may be filing other documents regarding the proposed transaction as well. SECURITY HOLDERS OF SCM AND HIRSCH ARE URGED TO READ THE REGISTRATION STATEMENT, JOINT PROXY STATEMENT/INFORMATION STATEMENT AND PROSPECTUS, AND OTHER DOCUMENTS FILED WITH THE SEC REGARDING THE PROPOSED MERGER CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION.

Stockholders of SCM and shareholders of Hirsch may obtain a copy of the joint proxy statement/information statement and prospectus, as well as other filings containing information about SCM, at no charge, at the United States Securities and Exchange Commission Internet site (http://www.sec.gov). Copies of the joint proxy statement/information statement and prospectus can also be obtained, without charge, by directing a request to SCM Microsystems, Inc., Attention: Investor Relations, 41740 Christy Street, Fremont, California 94538, or by accessing SCM’s Internet site (http://www.scmmicro.com). In addition to the documents described above, SCM files annual, quarterly and current reports, proxy statements and other information with the United States Securities and Exchange Commission.

THIS COMMUNICATION IS FOR INFORMATION PURPOSES ONLY AND SHALL NOT CONSTITUTE AN OFFER TO SELL OR THE SOLICITATION OF AN OFFER TO BUY SECURITIES, NOR SHALL THERE BE ANY SALE OF SECURITIES IN ANY JURISDICTION IN WHICH SUCH SOLICITATION OR SALE WOULD BE UNLAWFUL PRIOR TO REGISTRATION OR QUALIFICATION UNDER THE SECURITIES LAWS OF SUCH JURISDICTION.

SCM and its directors, executive officers and other employees may be deemed to be participants in the solicitation of proxies from the stockholders of SCM in connection with the proposed transaction. Information about SCM’s directors and executive officers is available in the joint proxy statement/information statement and prospectus and other materials referred to in the joint proxy statement/information statement and prospectus.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SCM Microsystems, Inc.

February 20, 2009	By:	/s/ Stephan Rohaly

Name: Stephan Rohaly
Title: Chief Financial Officer and Secretary

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Exhibit Index

Exhibit No.	Description

99.1	English Translation of Merger Communications Sent to German Stockholders